FIRST AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

         This FIRST AMENDMENT, dated as of October 3, 1997 (this "AMENDATORY AGREEMENT"), to the Existing Credit Agreement (as defined below), is made among KEEBLER CORPORATION (formerly known as Keebler Holding Corp.), a Delaware corporation (the "BORROWER"), the various financial institutions signatories hereto (the "LENDERS"), the Co-Agents (as defined below) and THE BANK OF NOVA SCOTIA, as administrative agent (the "ADMINISTRATIVE AGENT") for the Lenders.

                              W I T N E S S E T H:
                              -------------------

         WHEREAS, the Borrower, the Lenders, the Co-Agents and the Administrative Agent are parties to an Second Amended and Restated Credit Agreement, dated as of April 8, 1997 (as further amended, supplemented, amended and restated or otherwise modified to the date hereof, the "EXISTING CREDIT AGREEMENT");

         WHEREAS, the Borrower has requested that the Lenders amend certain pricing provisions contained in the Existing Credit Agreement and release certain of the Collateral, subject in part to the Borrower achieving investment grade status; and

         WHEREAS, the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Existing Credit Agreement in certain respects as provided below (the Existing Credit Agreement, as so amended by this Amendatory Agreement, being referred to as the "CREDIT AGREEMENT");

         NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto agree as follows:

                                     PART I

                                   DEFINITIONS

         SUBPART 1.1. CERTAIN DEFINITIONS. The following terms (whether or not underscored) when used in this Amendatory Agreement shall have the following meanings (such meanings to be equally applicable to the singular and plural form thereof):

         "ADMINISTRATIVE AGENT" is defined in the PREAMBLE.

         "AMENDATORY AGREEMENT" is defined in the PREAMBLE.

         "AMENDMENT NO. 1" is defined in SUBPART 3.1.

         "BORROWER" is defined in the PREAMBLE.

         "CREDIT AGREEMENT" is defined in the THIRD RECITAL.

         "EXISTING CREDIT AGREEMENT" is defined in the FIRST RECITAL.

         "LENDERS" is defined in the PREAMBLE.

         "FIRST AMENDMENT EFFECTIVE DATE" is defined in SUBPART 3.1.

         "IMPLIED DEBT RATING" means the implied rating of the Borrower's senior Indebtedness from either S&P or Moody's.

         SUBPART 1.2. OTHER DEFINITIONS. Terms for which meanings are provided in the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendatory Agreement with such meanings.

                                     PART II
                                AMENDMENTS TO THE
                            EXISTING CREDIT AGREEMENT

         Effective on (and subject to the occurrence of) the First Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with SUBPART 2.1; except as so amended, the Existing Credit Agreement shall continue in full force and effect in accordance with its terms.

         SUBPART 2.1. AMENDMENTS TO ARTICLE I. Article I of the Existing Credit Agreement is hereby amended in accordance with SUBPARTS 2.1.1 and 2.1.2.

         SUBPART 2.1.1.  Section 1.1 of the Existing Credit  Agreement is hereby
amended  by  inserting  the  following   definitions  in  such  Section  in  the
appropriate alphabetical sequence:

                  "AMENDMENT NO. 1" means the First Amendment to Second Amended and Restated Credit Agreement, dated as of October 3, 1997, among the Borrower, the Lenders, the Co-Agents and the Administrative Agent.

                  "FIRST AMENDMENT EFFECTIVE DATE" is defined in
         Subpart 3.1 of Amendment No. 1.

         SUBPART 2.1.2. Section 1.1 of the Existing Credit Agreement is further amended as follows:

                  (a)  The  pricing  chart   contained  in  the   definition  of
         "Applicable Commitment Fee Margin" is hereby amended in its entirety to read as follows:

                                                             Applicable
     DEBT TO EBITDA RATIO                               COMMITMENT FEE MARGIN
     --------------------                               ---------------------

Greater than or equal to 3.5:1                                  0.375%

Greater than or equal to 3.00:1
and less than 3.50:1                                            0.300%

Greater than or equal to 2.50:1
and less than 3.00:1                                            0.250%

Greater than or equal to 2.00:1
and less than 2.50:1                                            0.200%

Greater than or equal to 1.50:1
and less than 2.00:1                                            0.150%

Less than 1.50:1                                                0.125%


                  (b)  The  pricing  chart   contained  in,  the  definition  of
         "Applicable Margin" is hereby amended in its entirety to read as follows:

                                                         Applicable                      Applicable
                                                      Margin For Base                  Margin For LIBO
DEBT TO EBITDA RATIO                                     RATE LOANS                      RATE LOANS
--------------------                                  ---------------                  ---------------
Greater than or equal to 3.50:1                            0.375%                          1.375%

Greater than or equal to 3.00:1
and less than 3.50:1                                       0.125%                          1.125%

Greater than or equal to 2.50:1
and less than 3.00:1                                       0.000%                          0.875%

Greater than or equal to 2.00:1
and less than 2.50:1                                       0.000%                          0.625%

Greater than or equal to 1.50:1
and less than 2.00:1                                       0.000%                          0.500%

Less than 1.50:1                                           0.000%                          0.400%


                                    PART III
                           CONDITIONS TO EFFECTIVENESS

         SUBPART 3.1. FIRST AMENDMENT EFFECTIVE DATE. This Amendatory Agreement (and the amendments and modifications contained herein) shall become effective, and shall thereafter be referred to as "AMENDMENT NO. 1", on the date (the "FIRST AMENDMENT EFFECTIVE DATE") when all of the conditions set forth in this SUBPART 3.1 have been satisfied.

         SUBPART 3.1.1. EXECUTION OF COUNTERPARTS. The Administrative Agent shall have received counterparts of this Amendatory Agreement, duly executed and delivered on behalf of the Borrower and each of the Lenders.

         SUBPART 3.1.2. DELIVERY OF AFFIRMATION AND CONSENT. The Administrative Agent shall have received the Affirmation and Consent duly executed and delivered by the parties thereto in substantially the form of ANNEX I hereto.

         SUBPART 3.1.3. LEGAL DETAILS, ETC. All documents executed or submitted pursuant hereto shall be satisfactory in form and substance to the Administrative Agent and its counsel. The Administrative Agent and its counsel shall have received all information and such counterpart originals or such certified or other copies or such materials, as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendatory Agreement shall be satisfactory to the Administrative Agent and its counsel.

                                     PART IV
                              RELEASE OF COLLATERAL

         Each of the Lenders hereby acknowledges and agrees that (a) on and as of the First Amendment Effective Date, all Collateral granted by the Borrower and each of the Borrower's Subsidiaries pursuant to a Loan Document (other than a Pledge Agreement) shall be released from the Lien of such Loan Document and
(b) as soon as practicable after the Administrative Agent receives evidence reasonably satisfactory to it from the Borrower that an Implied Debt Rating of BBB- from S&P or Baa3 from Moody's is currently in effect, all Collateral pledged by Holdings, the Borrower and each of the Borrower's Subsidiaries pursuant to a Pledge Agreement shall be released from the Lien of such Pledge Agreement. Each of the Lenders hereby authorizes the Administrative Agent to take all actions and execute all documentation necessary to effect the foregoing. Notwithstanding the foregoing, the Borrower acknowledges and agrees that the provisions of Section 7.2.3 of the Credit Agreement shall remain in full force and effect.

                                     PART V

                                  MISCELLANEOUS

         SUBPART 5.1. CROSS-REFERENCES. References in this Amendatory Agreement to any Part or Subpart are, unless otherwise specified or otherwise required by the context, to such Part or Subpart of this Amendatory Agreement.

         SUBPART 5.2. LOAN DOCUMENT PURSUANT TO EXISTING CREDIT AGREEMENT. This Amendatory Agreement is a Loan Document executed pursuant to the Existing Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement.

         SUBPART 5.3. COMPLIANCE WITH WARRANTIES, NO DEFAULT, ETC. The Borrower represents and warrants on the First Amendment Effective Date for its Subsidiaries and itself, both before and after giving effect to this Amendatory Agreement, as follows:

                  (a) the representations and warranties set forth in Article VI of the Credit Agreement and in each other Loan Document are, in each case, true and correct in all material respects (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date);

                  (b) no material adverse development has occurred in any litigation, action, proceeding, labor controversy, arbitration or governmental investigation disclosed pursuant to Section 6.7 of the Credit Agreement;

                  (c) the sum of (x) the aggregate outstanding principal amount of all Revolving Loans and Swing Line Loans and (y) all Letter of Credit Outstandings does not exceed the Revolving Loan Commitment Amount; and

                  (d) no Default has occurred and is continuing.

         SUBPART 5.4. SUCCESSORS AND ASSIGNS. This Amendatory Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         SUBPART 5.5. COUNTERPARTS. This Amendatory Agreement may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SUBPART 5.6. GOVERNING LAW. THIS AMENDATORY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendatory Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                        KEEBLER CORPORATION

                                        By: /s/ E. NICHOL MCCULLY
                                            ------------------------------
                                        Name:  E. Nichol McCully
                                        Title: Sr. Vice President and
                                               Chief Financial Officer


                                        THE BANK OF NOVA SCOTIA, as
                                          Administrative Agent, the Issuer
                                          and a Lender

                                        By: /s/ TERRY K. FRYETT
                                            ------------------------------

                                        Name:  Terry K. Fryett
                                        Title: Authorized Signatory

                                        THE FIRST NATIONAL BANK OF CHICAGO,
                                          as a Co-Agent and a Lender

                                        By: /s/ BRETT NEUBERT
                                            ------------------------------

                                        Name:  Brett Neubert
                                        Title: Authorized Agent

                                        BANK OF MONTREAL, as a Co-Agent and
                                          a Lender

                                        By: /s/ PETER E. WALSH
                                            ------------------------------

                                        Name:  Peter E. Walsh
                                        Title: Director

                                        SUNTRUST BANK, ATLANTA, as a Co-Agent
                                          and a Lender

                                        By: /s/ THOMAS R. BANKS
                                            ------------------------------

                                        Name:  Thomas R. Banks
                                        Title: Assistant Vice President


                                        By: /s/ DAVID W. PENTER
                                            ------------------------------

                                        Name:  David W. Penter
                                        Title: Group Vice President

                                        NATIONSBANK, N.A. successor by merger to NATIONSBANK, N.A. (SOUTH), as a
                                        Co-Agent and a Lender

                                        By: /s/ KATHRYN W. ROBINSON
                                            ------------------------------

                                        Name:  Kathryn W. Robinson
                                        Title: Senior Vice President

                                        ABN AMRO BANK N.V., NEW YORK BRANCH

                                        By: /s/ DAPHNE LEE
                                            ------------------------------

                                        Name:  Daphne Lee
                                        Title: Vice President


                                        By: /s/ RONALD BRANDON
                                            ------------------------------

                                        Name:  Ronald Brandon
                                        Title: Assistant Vice President

                                        THE NORTHERN TRUST COMPANY

                                        By: /s/ J. MARK BERRY
                                            ------------------------------

                                        Name:  J. Mark Berry
                                        Title: Vice President

                                        COOPERATIEVE CENTRALE RAIFFEISEN-
                                        BOERENLEENBANK B.A.,"RABOBANK
                                        NEDERLAND", NEW YORK BRANCH

                                        By: /s/ ROBERT B. BENOIT
                                            ------------------------------

                                        Name:  Robert B. Benoit
                                        Title: Senior Vice President


                                        By: /s/ ANGELA R. REILLY
                                            ------------------------------

                                        Name:  Angela R. Reilly
                                        Title: Vice President

                                        SOCIETE GENERALE

                                        By: /s/ JOHN M. STACK
                                            ------------------------------

                                        Name:  John M. Stack
                                        Title: Director

                                        WACHOVIA BANK OF GEORGIA, N.A.

                                        By: /s/ J. TIMOTHY TOLER
                                            ------------------------------

                                        Name:  J. Timothy Toler
                                        Title: Senior Vice President

                                        BANQUE FRANCAISE DU COMMERCE EXTERIEUR

                                        By: /s/ PIETER J. VAN TULDER
                                            ------------------------------

                                        Name:  Pieter J. van Tulder
                                        Title: Vice President and Manager
                                               Multinational Group


                                        By: /s/ JOHN RIGO
                                            ------------------------------

                                        Name:  John Rigo
                                        Title: Assistant Vice President

                                        BANQUE NATIONALE DE PARIS

                                        By: /s/ ARNAUD COLLIN DU BOCAGE
                                            ------------------------------

                                        Name:  Arnaud Collin du Bocage
                                        Title: Executive Vice President and
                                               General Manager

                                        COMERICA BANK

                                        By: /s/ GREGORY N. BLOCK
                                            ------------------------------

                                        Name:  Gregory N. Block
                                        Title: Vice President

                                        THE FUJI BANK, LIMITED

                                        By: /s/ PETER L. CHINNICI
                                            ------------------------------

                                        Name:  Peter L. Chinnici
                                        Title: Joint General Manager

                                        GENERALE BANK, NEW YORK BRANCH

                                        By: /s/ A. EDWIN MATTHEWS
                                            ------------------------------

                                        Name:  A. Edwin Matthews
                                        Title: Senior Vice President

                                        By: /s/ HANTZEL NEUKOMM
                                            ------------------------------

                                        Name:  Hantzel Neukomm
                                        Title: Senior Vice President

                                        HIBERNIA NATIONAL BANK

                                        By: /s/ CHRISTOPHER B. PITRE
                                            ------------------------------

                                        Name:  Christopher B. Pitre
                                        Title: Assistant Vice President

                                        THE LONG-TERM CREDIT BANK OF JAPAN, LTD.

                                        By: /s/ ARMUND J. SCHOEN, JR.
                                            ------------------------------

                                        Name:  Armund J. Schoen, Jr.
                                        Title: Senior Vice President

                                        FIRSTRUST BANK

                                        By: /s/ EDWARD D'ANCONA
                                            ------------------------------

                                        Name:  Edward D'Ancona
                                        Title: Chief Banking Officer

                                                                         ANNEX I

                             AFFIRMATION AND CONSENT
                             -----------------------

                                           October 3, 1997

The Bank of Nova Scotia,
  as Administrative Agent
  under the Credit Agreement
  referred to below

           -and-

Each of the Lenders party
  to the Credit Agreement
  referred to below.

                               KEEBLER CORPORATION
                               -------------------

Ladies and Gentlemen:

           This Affirmation and Consent is being delivered to the Administrative Agent and the Lenders pursuant to Subpart 3.1.2 of the First Amendment, dated as of the date hereof ("AMENDMENT NO. 1"), to the Second Amended and Restated Credit Agreement, dated as of April 8, 1997 (as further amended or otherwise modified prior to the date hereof, the "EXISTING CREDIT AGREEMENT"), among Keebler Corporation (formerly known as Keebler Holding Corp.), a Delaware corporation (the "BORROWER"), The Bank of Nova Scotia, as Administrative Agent, the various financial institutions as are, or may from time to time become, parties thereto (the "LENDERS") and the Co-Agents named therein. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in, or by reference in, Amendment No. 1.

         By its signature below, each of the undersigned Obligors hereby acknowledges the amendments to the Existing Credit Agreement pursuant to the terms and provisions set forth in Amendment No. 1. Each of the undersigned Obligors hereby reaffirms, as of the First Amendment Effective Date, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, as such covenants and agreements may be modified by Amendment No. 1 and the transactions contemplated thereby, (ii) its grant of security interest pursuant to the Subsidiary Pledge Agreement (in the case of each Subsidiary) and the Holdings Pledge Agreement (in the case of Holdings), and (iii) its guarantee of payment of the Obligations pursuant to the Subsidiary Guaranty and the Holdings Guaranty (as applicable).

         Each of the undersigned Obligors hereby certifies that, as of the date hereof (both before and after giving effect to the occurrence of the First Amendment Effective Date), the representations and warranties made by it in the Loan Documents to which it is a party are true and correct in all material respects with the same effect as if made on the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date).

         Each of the undersigned Obligors further confirms that each Loan Document to which it is a party is and shall continue to be in full force and effect and the same are hereby ratified and confirmed in all respects, except that upon the occurrence of the First Amendment Effective Date, all references in such Loan Documents to the "Credit Agreement", "Loan Documents", "thereunder", "thereof", or words of similar import shall mean the Credit Agreement and the Loan Documents, as the case may be, in each case after giving effect to the amendments and other modifications provided for in Amendment No. 1.

         Each of the undersigned Obligors hereby acknowledges and agrees that the acceptance by the Administrative Agent and each Lender of this document shall not be construed in any manner to establish any course of dealing on the Administrative Agent's or Lender's part, including the providing of any notice or the requesting of any acknowledgement not otherwise expressly provided for in any Loan Document with respect to any future amendment, waiver, supplement or other modification to any Loan Document or any arrangement contemplated by any Loan Document.

         IN WITNESS WHEREOF, each of the undersigned Obligors have executed and delivered this Affirmation and Consent as of the date first above written.

                                        INFLO HOLDINGS CORPORATION

                                        By: /s/ E. NICHOL MCCULLY
                                            ------------------------------

                                        Name:  E. Nichol McCully
                                        Title: Sr. Vice President and Chief
                                               Financial Officer

                                        BAKE-LINE PRODUCTS INC.
                                        HOLLOW TREE COMPANY
                                        ILLINOIS BAKING CORPORATION
                                        JOHNSTON'S READY-CRUST COMPANY
                                        KEEBLER COOKIE AND CRACKER COMPANY
                                        KEEBLER COMPANY/PUERTO RICO, INC.
                                        KEEBLER H.C. INC.
                                        KEEBLER COMPANY
                                        KEEBLER-GEORGIA, INC.
                                        STEAMBOAT CORPORATION

                                        By: /s/ E. NICHOL MCCULLY
                                            ------------------------------

                                        Name:  E. Nichol McCully
                                        Title: Sr. Vice President and Chief
                                               Financial Officer

                                        KEEBLER LEASING CORP.

                                        By: /s/ E. NICHOL MCCULLY
                                            ------------------------------

                                        Name:  E. Nichol McCully
                                        Title: Sr. Vice President and Chief
                                               Financial Officer